Q4 Fiscal Year 2019 Financial Highlights For the quarter ended January 31, 2019 March 7, 2019

Forward-Looking Statements Certain statements in this communication may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements, including statements regarding Tech Data’s plans, objectives, expectations and intentions, Tech Data’s financial results and estimates and/or business prospects, involve a number of risks and uncertainties and actual results could differ materially from those projected. These forward looking statements are based on current expectations, estimates, forecasts, and projections about the operating environment, economies and markets in which Tech Data operates and the beliefs and assumptions of our management. Words such as “expects,” “anticipates,” “targets,” “goals,” “projects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” variations of such words, and similar expressions are intended to identify such forward looking statements. In addition, any statements that refer to Tech Data’s future financial performance, our anticipated growth and trends in our businesses, and other characterizations of future events or circumstances, are forward looking statements. These forward looking statements are only predictions and are subject to risks, uncertainties, and assumptions. Therefore, actual results may differ materially and adversely from those expressed in any forward looking statements. For additional information with respect to important risks and other factors that could cause actual results to differ materially from those in the forward-looking statements, see Tech Data’s Annual Report on Form 10-K for the year ended January 31, 2018, including Part I, Item 1A, “Risk Factors” therein, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other securities filings with the Securities and Exchange Commission (the “SEC”) that are available at the SEC’s website at www.sec.gov and other securities regulators. Readers are cautioned not to place undue reliance upon any such forward-looking statements, which speak only as of the date made. Many of these factors are beyond Tech Data’s control. Unless otherwise required by applicable securities laws, Tech Data disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Tech Data undertakes no duty to update any forward looking statements contained herein to reflect actual results or changes in Tech Data’s expectations. Use of Non-GAAP Financial Information This document includes financial results prepared in accordance with generally accepted accounting principles (“GAAP”). In addition to GAAP results, Tech Data management believes that the presentation of non-GAAP financial measures is useful to investors because it provides investors with a more complete understanding of our operational results and a meaningful comparison of our performance between periods. The non-GAAP results and outlook should only be used in conjunction with results reported in accordance with GAAP and are not intended to be a substitute for results reported in accordance with GAAP. Non-GAAP financial measures presented in this presentation or other presentations, press releases and similar documents issued by Tech Data, include but are not limited to sales, income or expense items as adjusted for the impact of changes in foreign currencies (referred to as “constant currency”) , non-GAAP selling, general and administrative expenses (“SG&A”), non-GAAP operating income, non-GAAP operating margin, non-GAAP net income, non-GAAP earnings per diluted share, Adjusted non-GAAP operating income growth, Adjusted non-GAAP EPS growth and Adjusted Return on Invested Capital. These non-GAAP financial measures do not have any standardized meaning and are therefore unlikely to be comparable to similar measures presented by comparable companies. Management may also use these non- GAAP financial measures to establish operational goals and, in some cases, for measuring performance for compensation purposes. This presentation provides a detailed reconciliation between results reported in accordance with GAAP and non-GAAP financial measures. 2

Worldwide Net Sales $ in Billions Q4 FY19: $10.5 $10.0 • Worldwide reported net sales of $10.5 billion $9.3 3% increased 4% year-over-year and 12% sequentially. 3% $8.5 $8.9 3% 3% 3% 38% 41% • On a constant currency basis, net sales increased 8% 44% Asia Pacific 42% 46% year-over-year and 13% sequentially. Americas Europe • Two of our vendor partners represented 10% or more 59% 56% of our net sales; Apple represented 18% and Cisco 55% 51% 53% represented 10% Q4 FY18 Q1 FY19 Q2 FY19 Q3 FY19 Q4 FY19 Y/Y Growth 48% 22% 10% 11% 4% Y/Y CC Growth (1) 39% 13% 8% 12% 8% ⁽¹⁾ CC: constant currency Note: Prior year (FY18) growth rates reflect the acquisition of Technology Solutions on February 27, 2017; Net sales and related growth rates adjusted to reflect adoption of new revenue recognition standard ASC 606. 3

Worldwide Gross Profit and Margin $ in Millions Q4 FY19: • Gross profit of $649.1 million increased $32.3 million or 5% compared to the prior-year quarter. • Gross margin rate improved 5 basis points from the prior-year quarter. Note: Gross margin percentage adjusted to reflect adoption of ASC 606. 4

Worldwide SG&A Expenses $ in Millions Q4 FY19: • Non-GAAP SG&A expenses of $388.3 million decreased $12.6 million or 3% compared to the prior- year quarter. • Non-GAAP SG&A as a percentage of net sales decreased 29 basis points from the prior-year quarter. • GAAP depreciation and amortization expense was $39.4 million compared to $37.1 million in the prior- year quarter. (1) Non-GAAP SG&A excludes acquisition-related amortization of intangibles expenses and tax indemnifications. See GAAP to Non-GAAP reconciliation in the appendix. Note: Both GAAP and non-GAAP SG&A percentage of net sales adjusted to reflect adoption of ASC 606; Q3 FY19 includes a $25 million benefit from the collection of an accounts receivable balance previously considered uncollectible. 5

Worldwide Operating Income $ in Millions Q4 FY19: • Worldwide non-GAAP operating income of $260.9 million increased $44.9 million or 21% compared to the prior-year quarter, and 25% on a constant currency basis. • Worldwide non-GAAP operating margin improved 34 basis points from the prior-year quarter. (1) See the GAAP to Non-GAAP reconciliation in the appendix. Note: Both GAAP and non-GAAP operating margin percentage adjusted to reflect adoption of ASC 606; Q3 FY19 includes a $25 million benefit from the collection of an accounts receivable balance previously considered uncollectible. 6

Worldwide Net Income and EPS Q4 FY19: $ in Millions (except EPS) • The effective tax rate was 12%, compared to 99% in the prior-year quarter. The non-GAAP effective tax rate was 25%, compared to 29% in the prior-year quarter. • Non-GAAP net income of $171.1 million increased $36.4 million or 27% compared to the prior-year quarter. • Non-GAAP EPS of $4.55 increased $1.05 or 30% compared to the prior-year quarter. (1) See the GAAP to non-GAAP reconciliation in the appendix. Note: Q3 FY19 includes an $18 million net of tax benefit, $0.47 after tax impact in EPS, from the collection of an accounts receivable balance previously considered uncollectible. 7

Regional Results - Americas Net Sales $ in Billions Q4 FY19: $4.2 $4.0 $4.1 $3.9 $3.6 • Americas’ reported net sales were $4.2 billion, an increase of 10% year-over-year and 3% sequentially • On a constant currency basis, net sales increased 11% year-over-year and 3% sequentially. Q4 FY18 Q1 FY19 Q2 FY19 Q3 FY19 Q4 FY19 Americas Y/Y Growth 57% 15% 7% 13% 10% Y/Y CC Growth (1) 56% 15% 7% 14% 11% (1) CC: constant currency Note: Prior year (FY18) growth rates reflect the acquisition of Technology Solutions on February 27, 2017; Net sales and related growth rates adjusted to reflect adoption of new revenue recognition standard ASC 606. 8

Regional Results - Americas Operating Income (1) $ in Millions Q4 FY19: • Americas’ non-GAAP operating income of $125.2 million increased $40.2 million or 47% compared to the prior-year quarter, and 49% on a constant currency basis. • Non-GAAP operating margin improved 74 basis points over the prior-year quarter. (1) Before stock compensation expense. (2) See the GAAP to non-GAAP reconciliation in the appendix Note: Both GAAP and non-GAAP operating margin percentage adjusted to reflect adoption of ASC 606. Q3 FY19 includes a $25 million benefit from the collection of an accounts receivable balance previously considered uncollectible. 9

Regional Results - Europe Net Sales $ in Billions Q4 FY19: $5.9 $5.9 • Europe’s reported net sales were $5.9 billion, $4.9 essentially flat year-over-year and an increase $4.7 $4.5 of 20% sequentially. • On a constant currency basis, net sales increased 5% year-over-year and 22% sequentially. Q4 FY18 Q1 FY19 Q2 FY19 Q3 FY19 Q4 FY19 Europe Y/Y Growth 36% 26% 13% 9% 0% Y/Y CC Growth (1) 23% 10% 9% 12% 5% ⁽¹⁾ CC: constant currency Note: Prior year (FY18) growth rates reflect the acquisition of Technology Solutions on February 27, 2017; Net sales and related growth rates adjusted to reflect adoption of new revenue recognition standard ASC 606. 10

Regional Results - Europe Operating Income (1) $ in Millions Q4 FY19: • Europe’s non-GAAP operating income of $133.4 million increased $3.0 million or 2% compared to the prior-year quarter, and 7% on a constant currency basis. • Non-GAAP operating margin improved 4 basis points from the prior-year quarter. (1) Before stock compensation expense. (2) See the GAAP to non-GAAP reconciliation in the appendix. Note: Both GAAP and non-GAAP operating margin percentage adjusted to reflect adoption of ASC 606. 11

Regional Results - Asia Pacific Net Sales $ in Billions Q4 FY19: $0.33 $0.30 $0.29 • Asia Pacific reported net sales were $0.33 $0.28 $0.27 billion, an increase of 8% year-over-year and an increase of 16% sequentially. • On a constant currency basis, net sales increased 13% year-over-year and 15% sequentially. Q4 FY18 Q1 FY19 Q2 FY19 Q3 FY19 Q4 FY19 Asia Pacific Y/Y Growth (1) N/A 48% 5% 6% 8% Y/Y CC Growth (2) N/A 46% 7% 12% 13% (1) Tech Data had no operations in the Asia Pacific region prior to the acquisition of Technology Solutions on February 27, 2017 (2) CC: constant currency Note: Net sales and related growth rates adjusted to reflect adoption of new revenue recognition standard ASC 606. 12

Regional Results - Asia Pacific Operating Income (1) $ in Millions Q4 FY19: • The Asia Pacific region’s non-GAAP operating income of $9.7 million increased $2.3 million or 30% compared to the prior- year quarter, and 38% on a constant currency basis. • Non-GAAP operating margin improved 52 basis points from the prior-year quarter. • GAAP Results for the fourth quarter of fiscal 2019 include a non-cash goodwill impairment charge of $47 million. (1) Before stock compensation expense. (2) See the GAAP to non-GAAP reconciliation in the appendix. Note: Both GAAP and non-GAAP operating margin percentage adjusted to reflect adoption of ASC 606. 13

Worldwide Cash Metrics Cash Flow from Operations Cash Conversion Cycle ⁽¹⁾ $ in Millions Q4 FY18 Q1 FY19 Q2 FY19 Q3 FY19 Q4 FY19 Days of Sales 55 56 53 58 54 Outstanding Days of Supply 29 33 33 33 31 Days of Purchases (68) (65) (68) (73) (70) Outstanding Cash Conversion 16 24 18 18 15 Cycle FY19: • Net cash generated by operations was $380 million. • The cash balance at the end of the quarter was $799 million. ⁽¹⁾ Adjusted to reflect adoption of ASC 606. 14

Worldwide Balance Sheet Highlights Q4 FY19: • Accumulated other comprehensive income, which consists of currency translation, net of applicable taxes, was $44 million. • Capital expenditures were $21 million. • At January 31, 2019, the company had $2.9 billion of equity, and 36.94 million shares outstanding resulting in book value of $79.50 per share. • At January 31, 2019, the company had approximately $1.7 billion of goodwill and acquired intangibles. 15

Worldwide Return on Invested Capital • Company’s Weighted Average Cost of Capital is approximately 9% • Excluding a $25 million benefit from the collection of an accounts receivable balance previously considered uncollectible, adjusted return on invested capital in Q4 FY19 TTM was 13% (1) See reconciliation of ROIC to adjusted ROIC calculation in appendix. 16

Worldwide Share Repurchase Activity Number of Amount Shares Average Repurchased Repurchased Price Per ($ millions) Share (millions) Q4 FY19 Share Repurchases $63 0.808 $78.28 FY19 Share Repurchases $107 1.429 $74.89 Amount remaining on current authorization* $193 million * Amount remaining reflects $100 million increase to current share repurchase authorization announced March 7, 2019 17

Forward-Looking Statements Business Outlook Certain statements made in this document are “Forward-Looking Statements” as described in the For the quarter ending April 30, 2019 Private Securities Litigation Reform Act of 1995. These statements are subject to risks and uncertainties further described in Tech Data Corporation’s (the “Company”) Annual Report on Form 10-K for the year Net Sales Range $8.3 billion to $8.6 billion ended January 31, 2018, a copy of which can be obtained from the Company’s Investor Relations EPS Range $1.19 to $1.49 website at www.techdata.com/investor. A number of Non-GAAP EPS Range (1) $1.80 to $2.10 important factors, some of which are beyond the Company’s control, could cause actual events and results to differ materially from those contained in or Q1 FY20 business outlook assumes the following: implied by the forward-looking statements. Forward- • U.S. dollar to euro exchange rate of $1.14 to €1.00 compared with $1.23 to €1.00 in the year-ago period. looking statements reflect management's analysis as • For the quarter ending April 30, 2019, the Company anticipates its effective tax rate will be of the filing date of this presentation. The Company in the range of 24 percent to 26 percent. does not undertake to update or revise these statements to reflect subsequent developments. (1) See reconciliation in appendix. 18

FY20 Annual Modeling Assumptions Revenue Growth Low-single digit 1 Adjusted Non-GAAP Operating Income Growth Mid-single digit 1,2 Interest Expense $100 million - $105 million Effective Tax Rate 24% - 26% Adjusted Non-GAAP EPS Growth ~10% 1,2 Capex $90 million - $100 million Adjusted ROIC 13% - 14% 1Assumes U.S. dollar to euro exchange rate of $1.17 = €1.00 2 Adjusted to exclude a $25 million operating income or $0.47 earnings per share benefit in FY19 from the collection of an accounts receivable balance previously considered uncollectible. Adjusted Non-GAAP Operating Income Growth and Adjusted Non-GAAP EPS Growth are forward-looking non-GAAP financial measures. Reconciliations of these forward-looking non- GAAP financial measures are not included in this presentation due to the high variability and difficulty in making accurate forecasts and projections of some of the excluded information, together with some of the excluded information not being ascertainable or accessible at this time. As a result, the Company is unable to quantify certain amounts that would be required to be included in the most directly comparable GAAP financial measure without unreasonable efforts. 19

APPENDIX GAAP to Non-GAAP Reconciliations 20

ASC 606 Impact to Previously Reported Results Three months ended, April 30, 2017 July 31, 2017 October 31, 2017 January 31, 2018 Adjusted for Adjusted for Adjusted for Adjusted for As reported As reported As reported As reported ASC 606 ASC 606 ASC 606 ASC 606 Net sales $7,664,063 $7,023,620 $8,882,691 $8,092,353 $9,135,728 $8,448,471 $11,092,529 $10,033,397 Gross profit margin 5.96% 6.51% 5.80% 6.37% 5.76% 6.23% 5.56% 6.15% SG&A percentage of net sales 4.60% 5.02% 4.62% 5.07% 4.56% 4.93% 3.87% 4.28% Operating income margin 0.98% 1.07% 1.17% 1.28% 0.87% 0.94% 1.37% 1.51% Non-GAAP SG&A percentage of net sales 4.36% 4.75% 4.37% 4.79% 4.27% 4.62% 3.61% 4.00% 21

SG&A $ in thousands Q4 FY18 Q1 FY19 Q2 FY19 Q3 FY19 Q4 FY19 Net Sales $ 10,033,397 $ 8,548,319 $ 8,886,101 $ 9,340,029 $ 10,464,501 SG&A Expenses (GAAP) $ 428,965 $ 422,361 $ 415,319 $ 396,675 $ 414,540 Tax indemnifications (6,526) - (554) (5,541) (3,539) Acquisition-related intangible assets amortization expense (21,529) (23,304) (22,715) (22,523) (22,706) SG&A Expenses (non-GAAP) $ 400,910 $ 399,057 $ 392,050 $ 368,611 $ 388,295 SG&A Expenses (GAAP) % 4.28% 4.94% 4.67% 4.25% 3.96% SG&A Expenses (non-GAAP) % 4.00% 4.67% 4.41% 3.95% 3.71% 22

Operating Income Q4 FY19 (In thousands) Q4 FY19 Stock Americas (1) Europe (1) Asia Pacific (1) Compensation Consolidated Expense Net Sales $ 4,241,714 $ 5,895,072 $ 327,715 $ 10,464,501 Operating income (GAAP) (1) $ 104,966 $ 109,083 $ (40,177) $ (7,819) $ 166,053 Acquisition, integration and restructuring 6,145 13,293 1,348 335 21,121 expenses Goodwill impairment - - 47,434 - 47,434 Tax indemnifications 708 3,033 (202) 3,539 Acquisition-related intangible assets 13,414 7,977 1,315 22,706 amortization expense Total non-GAAP operating income $ 20,267 $ 24,303 $ 49,895 $ 335 $ 94,800 adjustments Operating income (non-GAAP) $ 125,233 $ 133,386 $ 9,718 $ (7,484) $ 260,853 Operating margin (GAAP) 2.47% 1.85% -12.26% 1.59% Operating margin (non-GAAP) 2.95% 2.26% 2.97% 2.49% (1) GAAP operating income does not include stock compensation expense at the regional level. 23

Operating Income Q3 FY19 Q3 FY19 (In thousands) Stock Americas (1) Europe (1) Asia Pacific (1) Compensation Consolidated Expense Net Sales $ 4,137,852 $ 4,920,156 $ 282,021 $ 9,340,029 Operating income (GAAP) (1) $ 112,399 $ 39,889 $ 2,739 $ (8,139) $ 146,888 Acquisition, integration and restructuring 5,989 13,132 578 578 20,277 expenses Legal settlements and other, net (7,207) - - (7,207) Gain on disposal of subsidiary - (29) - (29) Tax indemnifications - 5,541 - 5,541 Acquisition-related intangible assets 13,569 7,640 1,314 22,523 amortization expense Total non-GAAP operating income $ 12,351 $ 26,284 $ 1,892 $ 578 $ 41,105 adjustments Operating income (non-GAAP) $ 124,750 $ 66,173 $ 4,631 $ (7,561) $ 187,993 Operating margin (GAAP) 2.72% 0.81% 0.97% 1.57% Operating margin (non-GAAP) 3.01% 1.34% 1.64% 2.01% (1) GAAP operating income does not include stock compensation expense at the regional level. 24

Operating Income Q2 FY19 Q2 FY19 (In thousands) Stock Americas (1) Europe (1) Asia Pacific (1) Compensation Consolidated Expense Net Sales $ 4,043,331 $ 4,549,127 $ 293,643 $ 8,886,101 Operating income (GAAP) (1) $ 87,930 $ 29,085 $ 1,318 $ (7,968) $ 110,365 Acquisition, integration and restructuring (844) 13,342 131 668 13,297 expenses Legal settlements and other, net (5,234) - - (5,234) Gain on disposal of subsidiary - (6,717) - (6,717) Tax indemnifications - 910 (356) 554 Acquisition-related intangible assets 13,570 7,727 1,418 22,715 amortization expense Total non-GAAP operating income $ 7,492 $ 15,262 $ 1,193 $ 668 $ 24,615 adjustments Operating income (non-GAAP) $ 95,422 $ 44,347 $ 2,511 $ (7,300) $ 134,980 Operating margin (GAAP) 2.17% 0.64% 0.45% 1.24% Operating margin (non-GAAP) 2.36% 0.97% 0.86% 1.52% (1) GAAP operating income does not include stock compensation expense at the regional level. 25

Operating Income Q1 FY19 (In thousands) Q1 FY19 Stock Americas (1) Europe (1) Asia Pacific (1) Compensation Consolidated Expense Net Sales $ 3,618,206 $ 4,661,702 $ 268,411 $ 8,548,319 Operating income (GAAP) (1) $ 61,342 $ 17,318 $ (577) $ (7,587) $ 70,496 Acquisition, integration and restructuring 13,916 17,988 321 1,000 33,225 expenses Legal settlements and other, net (2,965) - - (2,965) Acquisition-related intangible assets 13,643 8,329 1,332 23,304 amortization expense Total non-GAAP operating income $ 24,594 $ 26,317 $ 1,653 $ 1,000 $ 53,564 adjustments Operating income (non-GAAP) $ 85,936 $ 43,635 $ 1,076 $ (6,587) $ 124,060 Operating margin (GAAP) 1.70% 0.37% -0.21% 0.82% Operating margin (non-GAAP) 2.38% 0.94% 0.40% 1.45% (1) GAAP operating income does not include stock compensation expense at the regional level. 26

Operating Income Q4 FY18 (In thousands) Q4 FY18 Stock Americas (1) Europe (1) Asia Pacific (1) Compensation Consolidated Expense Net Sales $ 3,850,705 $ 5,878,873 $ 303,819 $ 10,033,397 Operating income (GAAP) (1) $ 53,924 $ 100,439 $ 5,704 $ (8,164) $ 151,903 Acquisition, integration and restructuring 16,990 15,807 322 1,222 34,341 expenses Value added tax assessments 494 1,158 - 1,652 Tax indemnifications - 6,526 - 6,526 Acquisition-related intangible assets 13,664 6,434 1,431 21,529 amortization expense Total non-GAAP operating income $ 31,148 $ 29,925 $ 1,753 $ 1,222 $ 64,048 adjustments Operating income (non-GAAP) $ 85,072 $ 130,364 $ 7,457 $ (6,942) $ 215,951 Operating margin (GAAP) 1.40% 1.71% 1.88% 1.51% Operating margin (non-GAAP) 2.21% 2.22% 2.45% 2.15% (1) GAAP operating income does not include stock compensation expense at the regional level. 27

Net Income and EPS

(In thousands, except per share data)	Q4 FY18		Q1 FY19		Q2 FY19		Q3 FY19		Q4 FY19	
	Net Income	Diluted EPS	Net Income	Diluted EPS	Net Income	Diluted EPS	Net Income	Diluted EPS	Net Income	Diluted EPS
GAAP Results	**$1,260**	**$0.03**	**$33,699**	**$0.87**	**$75,866**	**$1.97**	**$114,216**	**$2.96**	**$116,799**	**$3.11**
Acquisition, integration and restructuring expenses	34,341	0.89	33,225	0.86	13,297	0.34	20,277	0.53	21,121	0.56
Goodwill impairment	-	-	-	-	-	-	-	-	47,434	1.26
Legal settlements and other, net	-	-	(2,965)	(0.08)	(5,234)	(0.13)	(7,207)	(0.19)	-	-
Gain on disposal of subsidiary	-	-	-	-	(6,717)	(0.17)	(29)	-	-	-
Value added tax assessments and related interest expense	2,568	0.07	(928)	(0.02)	-	-	-	-	-	-
Tax indemnifications	6,526	0.17	-	-	554	0.01	5,541	0.14	3,539	0.09
Acquisition-related intangible assets amortization expense	21,529	0.56	23,304	0.61	22,715	0.59	22,523	0.58	22,706	0.60
Income tax effect of tax indemnifications	(6,526)	(0.17)	-	-	(554)	(0.01)	(5,541)	(0.14)	(3,539)	(0.09)
Income tax effect of other adjustments above	(21,565)	(0.56)	(12,908)	(0.33)	(9,404)	(0.25)	(8,798)	(0.23)	(8,815)	(0.23)
Income tax benefit from acquisition settlement	-	-	-	-	(12,839)	(0.34)	(207)	-	-	-
Change in deferred tax valuation allowances	1,224	0.03	(2,600)	(0.07)	-	-	(473)	(0.01)	(2,914)	(0.08)
Impact of US tax reform	95,369	2.48	-	-	-	-	(24,000)	(0.62)	(25,234)	(0.67)
Non-GAAP Results	**$134,726**	**$3.50**	**$70,827**	**$1.84**	**$77,684**	**$2.01**	**$116,302**	**$3.02**	**$171,097**	**$4.55**
Weighted average shares outstanding - diluted	38,529		38,561		38,566		38,526		37,577	

Tech Data

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Return on Invested Capital $ in thousands Twelve months ended January 31, TTM Net Operating Profit After Tax (NOPAT)*: 2018 2019 Operating income $ 410,079 $ 493,802 Income taxes on operating income (1) (250,151) (43,264) NOPAT $ 159,928 $ 450,538 Average Invested Capital: Short-term debt (5-qtr end average) $ 314,154 $ 116,931 Long-term debt (5-qtr end average) 1,580,778 1,402,967 Shareholders' Equity (5-qtr end average) 2,605,736 2,883,085 Total average capital 4,500,668 4,402,983 Less: Cash (5-qtr end average) (1,107,734) (707,933) Average invested capital less average cash $ 3,392,934 $ 3,695,050 ROIC 5% 12% * Trailing Twelve Months is abbreviated as TTM. (1) Income taxes on operating income was calculated using the trailing twelve months effective tax rate. 29

Adjusted Return on Invested Capital $ in thousands Twelve months ended January 31, TTM Net Operating Profit After Tax (NOPAT), as adjusted*: 2018 2019 Non-GAAP operating income (1) $ 602,704 $ 707,886 Income taxes on non-GAAP operating income (2) (184,370) (181,704) NOPAT, as adjusted $ 418,334 $ 526,182 Average Invested Capital, as adjusted: Short-term debt (5-qtr end average) $ 314,154 $ 116,931 Long-term debt (5-qtr end average) 1,580,778 1,402,967 Shareholders' Equity (5-qtr end average) 2,605,736 2,883,085 Tax effected impact of non-GAAP adjustments (3) 94,193 88,879 Total average capital, as adjusted 4,594,861 4,491,862 Less: Cash (5-qtr end average) (1,107,734) (707,933) Average invested capital less average cash $ 3,487,127 $ 3,783,929 Adjusted ROIC 12% 14% * Trailing Twelve Months is abbreviated as TTM. (1) Represents operating income as adjusted to exclude acquisition, integration and restructuring expenses, legal settlements and other, net, gain on disposal of subsidiary, value added tax assessments, acquisition- related intangible assets amortization expense, goodwill impairment and tax indemnifications. (2) Income taxes on non-GAAP operating income was calculated using the trailing twelve months effective tax rate adjusted for the impact of non-GAAP adjustments during the respective periods. (3) Represents the 5 quarter average of the year-to-date impact of non-GAAP adjustments. 30

Guidance Reconciliation Three months ending April 30, 2019 Low end of High end of guidance range guidance range Earnings per share - diluted $1.19 $1.49 Acquisition, integration and restructuring expenses 0.22 0.22 Acquisition-related intangible assets amortization expense 0.58 0.58 Income tax effect of the above adjustments (0.19) (0.19) Non-GAAP earnings per share - diluted $1.80 $2.10 31